                                                                    EXHIBIT 10.4




                             BRIDGE LOAN AGREEMENT


                                  BY AND AMONG


                                  ZYMETX, INC.


                                      AND


                            ZYMETX PURCHASE PARTNERS



                                      AND



                      OKLAHOMA MEDICAL RESEARCH FOUNDATION



                                      AND



                         PRESBYTERIAN HEALTH FOUNDATION


                                January 26, 1996

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
1.       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . 1

2.       BRIDGE LOAN  . . . . . . . . . . . . . . . . . . . . . . . . . 2

3.       DELIVERIES AND ADVANCES  . . . . . . . . . . . . . . . . . . . 3

4.       SECURITY AGREEMENT . . . . . . . . . . . . . . . . . . . . . . 3

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY  . . . . . . . . 3

6.       REPRESENTATIONS AND WARRANTIES OF LENDERS  . . . . . . . . . . 4

7.       LENDERS CONDITIONS TO CLOSING  . . . . . . . . . . . . . . . . 5

8.       COMPANY CONDITIONS TO CLOSING  . . . . . . . . . . . . . . . . 5

9.       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . 6

Exhibits:

Exhibit A - Specimen of Bridge Note
Exhibit B - Specimen of Warrant
Exhibit C - Security Agreement and Conditional Assignment

                             BRIDGE LOAN AGREEMENT


         This Bridge Loan Agreement is entered into this 26th day of January, 1996, by and among ZymeTx, Inc., a Delaware corporation (the "Company"), ZymeTx Purchase Partners, a New York partnership ("ZPP"), Oklahoma Medical Research Foundation ("OMRF") and Presbyterian Health Foundation ("Presbyterian").


                              W I T N E S S E T H:

         WHEREAS, in order to further the Company's business operations, the Lenders desire to collectively loan the Company $325,000 in consideration for the execution and delivery to them of Bridge Notes (as hereinafter defined) and Warrants (as hereinafter defined) issued to them;

         WHEREAS, the parties desire to secure all of the Bridge Notes with the proceeds to OMRF in the event of certain dispositions of certain intellectual property of OMRF, as provided herein;

         NOW, THEREFORE, in consideration of the premises and in consideration of the agreements and benefits set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Lenders agree as follows:

         1.      DEFINITIONS

         For purposes hereof, the following terms shall have the meanings set forth below:

                 1.1. "Bridge Note" shall mean a promissory note having such terms as provided in Section 2.3 and as the specimen set forth in Exhibit "A" to this Agreement.

                 1.2.     "Closing" shall have the meaning given in Section
2.5.

                 1.3. "Closing Date" shall be the date of the Closing, which shall be held at such time as provided in Section 2.5.

                 1.4. "Common Stock" shall mean the common stock of the Company, par value $0.001 per share.

                 1.5. "Company" shall mean ZymeTx, Inc., a Delaware corporation.

                 1.6. "Intellectual Property Proceeds" shall mean the Collateral, as such term is defined in the Security Agreement.

                 1.7. "Lender" or "Lenders", as the context requires, shall mean ZPP, OMRF and Presbyterian.


                 1.8.     "Letter Agreement" shall have the meaning given in
Section 3.1(b).

                 1.9. "Maturity Date" shall mean the earlier to occur of the closing of the Private Offering (as defined in the Letter Agreement), or the expiration of twenty-four (24) months from the date of this Agreement.

                 1.10. "1933 Act" shall mean the Securities Act of 1933, as amended.

                 1.11. "Principal Amount" shall mean the amount of principal under any Bridge Note.

                 1.12. "Security Agreement" shall mean the Security Agreement between OMRF, ZPP and Presbyterian, having such terms as set forth in
Section 4 and in form substantially identical to that attached hereto as Exhibit "C."

                 1.13. "Warrant" shall mean a warrant to purchase Common Stock, to be issued by the Company under the terms of Section 2.4 of this Agreement.

         2.      BRIDGE LOAN

                 2.1. Loan by Lenders. Each Lender agrees to loan the Company the Principal Amount as set forth below and in consideration thereof, the Company agrees to issue to each Lender (a) a Bridge Note in such Principal Amount as set forth below, and (b) a Warrant to purchase such number of shares of Common Stock as set forth below:

                                PRINCIPAL AMOUNT
         BRIDGE LENDER           OF BRIDGE NOTE          WARRANTS
         -------------           --------------          --------
              ZPP                  $150,000               150,000

              OMRF                  $87,500                87,500

          Presbyterian              $87,500                87,500

                 2.3. Bridge Notes. Each Bridge Note shall bear interest (computed on the basis of a 360-day year) from the Closing Date until the Maturity Date at a per annum rate of eight percent (8%), and shall be issued in substantially the same form as set forth in Exhibit "A" hereto. The Bridge Notes shall be secured by a perfected first security interest in the Intellectual Property Proceeds of OMRF, pursuant to the terms of the Security Agreement.

                 2.4. Warrants. For each $1.00 of Principal Amount of Bridge Notes held by a Lender, each Lender shall be issued a Warrant entitling such holder to purchase one (1) share of Common Stock at an exercise price of $.80 per share. The Warrants shall be issued in substantially the same form as set forth in Exhibit "B" hereto.

                 2.5. Closing. The Closing of the transactions contemplated by this Agreement shall take place at 10:00 a.m. at the offices of Phillips, McFall, McCaffrey, McVay & Murrah, P.C. 12th Floor, 211 N. Robinson, Oklahoma City, Oklahoma, on January ___, 1996, or at such time or place as the parties hereto shall by written instrument designate.

         3.      DELIVERIES AND ADVANCES

                 3.1. Deliveries by the Company. At the times hereinafter provided, the Company will deliver to the Lenders the following:

                          (a)     Bridge Notes.  At Closing, the Bridge Notes
in their respective Principal Amounts, as provided in Section 2.1, will be executed and delivered to the Lenders.

                          (b)     Warrants.  The Warrants, to purchase the
number of shares of Common Stock, as provided in Section 2.1, will be executed and delivered to the Lenders immediately upon the effectiveness of the recapitalization of the Company's common stock, $.01 par value, into common stock, $.001 par value (the "Recapitalization"), in accordance with the letter agreement dated December 13, 1995, by and among the Lenders, OMRF and the Company, which is attached hereto as Annex "A" (the "Letter Agreement"). The Company agrees that such recapitalization and any and all other necessary corporate action shall be taken

                 3.2. Advances. Each Lender shall advance the funds, by certified check or bank cashier's check or by wire transfer, in the respective amounts set forth in Section 2.1., in five (5) equal monthly installments, with the first installment occurring on January 26, 1996, and the remaining four
(4) monthly installments occurring on the fifteenth day of February, March, April and May of 1996.

         4.      SECURITY AGREEMENT

                 In consideration for the transactions contemplated by the Letter Agreement, OMRF shall, at Closing, execute and deliver the Security Agreement in form substantially identical to that attached hereto as Exhibit "C," pursuant to which OMRF shall grant to ZPP and Presbyterian a security interest in the Intellectual Property Proceeds.

         5.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         As a material inducement to the Lenders to enter into this Agreement and to effect the transactions contemplated hereto, the Company represents and warrants that the following statements are true and correct as of the date hereof and will be true and correct at the Closing Date, except as expressly qualified or modified herein or on the Schedules attached hereto.

                 5.1. Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement and to own its properties and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon the Company.

                 5.2.     Validity of Transactions.

                          (a)     Agreement Binding.  This Agreement has been
duly authorized, executed and delivered by the Company and, when so executed and delivered, is the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditors' rights generally and by general principles of equity.

                          (b)     Warrant Shares.  The shares of Common Stock
issuable upon exercise of the Warrants will, upon effectiveness of the Recapitalization, be duly authorized and reserved for issuance and, when issued to the holders of the Warrants in accordance with the terms of the Warrants, will be validly issued, fully paid, nonassessable, and free of any preemptive rights.

                          (c)     Additional Agreements.  Each document
executed and delivered in connection with this transaction, including but not limited to, the Bridge Notes, the Warrants and the Security Agreement, the forms of which are attached hereto as Exhibits "A," "B" and "C," respectively, have been or will have been prior to Closing duly authorized, executed and delivered by the Company and when so executed and delivered, are the valid and legally binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditors' rights generally and by general principles of equity.

         6.      REPRESENTATIONS AND WARRANTIES OF LENDERS

         Each Lender represents and warrants on its own behalf and not for any other Lender, that the following statements are true and correct as of the date hereof:

                 6.1. Requisite Authority. Any and all corporate and/or partnership action on the part of the Lender necessary for the consummation of the transactions contemplated by this Agreement has been taken or will be taken prior to the Closing, and this Agreement will be a valid and binding obligation of the Lender enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors rights generally. Execution of this Agreement by the Lender shall not be in contravention or result in a default of any bylaw, charter, contract, mortgage, indenture, agreement, judgment, decree, order, rule or regulation to which the Lender is a party or by which it is bound.

                 6.2. Limited Transferability. The Lenders acknowledge that neither the Bridge Notes, the Warrants nor the Common Stock issuable under the Warrants (collectively, the "Securities") have been registered under the 1933 Act, the Oklahoma Securities Act, as amended, or the securities laws of any other state and is being offered, and will be sold, pursuant to applicable exemptions from such registration and will be issued as "restricted securities" as defined by Rule 144 promulgated pursuant to the 1933 Act. The Lender is an accredited investor as defined in Rule 501 of the Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act. The Securities may not be resold in the absence of an effective registration thereof under the 1933 Act and applicable state securities laws or unless, in the opinion of the Company's counsel, an applicable exemption from registration is available.

                 6.3. Acquisition for Investment. The Lender is acquiring the Bridge Note and Warrant for its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the 1933 Act thereof in a manner which would require registration under the 1933 Act or any state securities laws.

                 6.4. Restrictive Legend. The certificates evidencing the Securities issued pursuant to this Agreement shall bear a restrictive legend to the effect described in Section 6.2.

         7.      LENDERS CONDITIONS TO CLOSING

         The obligations of the Lenders to consummate the Closing hereunder and to satisfy the obligations under this Agreement shall be subject to the satisfaction of the following conditions precedent at or before the Closing;

                 7.1. Security Agreement. OMRF, ZPP and Presbyterian shall have each executed and delivered the Security Agreement as set forth in Exhibit C.

                 7.2. Documents and Proceedings. All documents and instruments to be delivered by the Company at Closing in accordance with
Section 3.2 and all corporate and other proceedings of the Company in connection with this transaction, shall have been so delivered and performed and shall be reasonably satisfactory to the Lenders and their legal counsel.

                 7.3. Performance of Agreement. The Company shall have performed all of its covenants and obligations under this Agreement.

                 7.4. Representations and Warranties Correct. The representations and warranties of the Company contained in Section 5 of this Agreement shall be true and correct in all material respects when made and shall be deemed repeated at and as of the Closing and shall be correct in all material respects at and as of such time, except as directly affected by the consummation of the transaction hereby or expressly consented to in writing by the Lender.

         8.      COMPANY CONDITIONS TO CLOSING

         The obligations of the Company to consummate the Closing hereunder and to satisfy its obligations under this Agreement shall be subject to the satisfaction of the following conditions precedent at or before the Closing.

                 8.1. Documents and Proceedings. All documents and instruments to be delivered by the Lenders at Closing and all corporate and other proceedings of the Lenders in connection with this transaction, shall have been so delivered and performed and shall be reasonably satisfactory to the Company and its legal counsel.

                 8.2. Performance of Agreement. Each Lender shall have performed all of its covenants and obligations under this Agreement.

                 8.3. Representations and Warranties Correct. The representations and warranties of the Lenders contained in Section 6 of this Agreement shall be true and correct in all material respects when made and shall be deemed repeated at and as of the Closing Date and shall be correct in all material respects at and as of such time, except as directly affected by the consummation of the transaction hereby or expressly consented to in writing by the Company.

         9.      MISCELLANEOUS

                 9.1. Survival of Representations. All representations and warranties contained herein or made in writing by the Company and the Lenders in connection with the transactions contemplated hereby except any representation or warranty as to which compliance may have been appropriately waived, shall survive the execution and delivery of this Agreement for a period of one year from the Closing Date.

                 9.2. Waiver of Conditions. At any time or times during the term hereof, the Company may waive fulfillment of any one or more of the conditions to its obligations in whole or in part, and the Lenders may waive fulfillment of any one or more of the foregoing conditions to their obligation, in whole or in part, by delivering to the other party a written waiver or waivers of fulfillment thereof to the extent specified in such written waiver or waivers.

                 9.3. Partial Invalidity. If any term, covenant or condition of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

                 9.4. Notices. Any notice relating to this Agreement shall be deemed sufficiently given and served for all purposes if given by a telegram filed, charges prepaid, or a writing deposited in the United States mail, postage prepaid and registered or certified within the Continental United States, addressed as follows:

                 IF TO THE COMPANY:

                          ZymeTx, Inc.
                          25 N.W. 4th Street
                          Oklahoma City, Oklahoma 73102
                          Attn:  Peter G. Livingston, President

                 IF TO LENDERS:

                          ZymeTx Purchase Partners, Limited Partnership 5100 E. Skelly Drive, Suite 1060
                          Tulsa, Oklahoma 74135
                          Attn:   Joe D. Tippens

                          Oklahoma Medical Research Foundation
                          825 N.E. 13th Street
                          Oklahoma City, Oklahoma  73104

                          Presbyterian health Foundation
                          711 Stranton L. Young Blvd.
                          Oklahoma City, Oklahoma  73104

         Any notice so duly send by mail shall be deemed given two (2) days after deposit in a proper governmental mailing facility and any notice given by telegram shall be deemed given on the day such notice is delivered to the telegram company, charges paid.

                 9.5. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto and no right or liability or obligation arising hereunder may be assigned by any parties hereto.

                 9.6. Law Governing. This Agreement shall be construed and interpreted in accordance with and governed and enforced in all respects by the laws of the State of Oklahoma.

                 9.7. Headings. The section, subsection and paragraph headings throughout this Agreement are for convenience and reference only, and the words contained therein shall not be held to expand, modify, amplify or aid in the interpretation, construction or meaning of this Agreement.

                 9.8. Counterparts. This Agreement may be executed in any number of counterparts, each signed by different persons and all of said counterparts together shall constitute one and the same instrument, and such instrument shall be deemed to have been made, executed and delivered on the date first hereinabove written, irrespective of the time or times when the same or any counterparts thereof actually may have been executed and delivered a counterpart thereof to the Company and the Lenders.

                 9.9. Entire Agreement. This Agreement and the exhibits contain the entire agreement of the parties hereto and may not be modified, altered or changed in any manner whatsoever, except by a written agreement signed by the parties hereto.




                                        ZYMETX, INC.
                                        a Delaware corporation


                                        By: /s/  PETER G. LIVINGSTON
                                           ------------------------------------
                                           Peter G. Livingston, President

                                        ZYMETX PURCHASE PARTNERS,
                                        LIMITED PARTNERSHIP
                                        a New York limited partnership


                                        By: /s/  JOE D. TIPPENS
                                           ------------------------------------
                                           Joe D. Tippens, President of
                                           Chisholm Private Capital, Inc.,
                                           General Partner

                                        OKLAHOMA MEDICAL RESEARCH
                                        FOUNDATION
                                        an Oklahoma corporation


                                        By: /s/  WILLIAM G. THURMAN
                                           ------------------------------------
                                           William G. Thurman, President

                                        PRESBYTERIAN HEALTH FOUNDATION
                                        an Oklahoma corporation


                                        By: /s/  DENNIS MCGRATH
                                           ------------------------------------
                                           Dennis McGrath, Vice President





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